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                                                                   Exhibit 10.2

                          CENTENNIAL TECHNOLOGIES, INC.

                         1994 FORMULA STOCK OPTION PLAN


                                    ARTICLE I

                               Purpose of the Plan

         The purposes of this Plan is to encourage and enable non-employee Directors who are in a position to make significant contributions to the success of CENTENNIAL TECHNOLOGIES, INC. and of its affiliated corporations upon whose judgment, initiative and efforts the Corporation depends for the successful conduct of its business, to acquire a closer identification of their interests with those of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder, thereby stimulating their efforts on behalf of the Corporation and strengthening their desire to remain involved with the Corporation. Any non-employee Director designated to participate in the Plan is referred to as a "Participant."

                                   ARTICLE II
                                   Definitions

         2.1 "Affiliated Corporation" means any stock corporation of which a majority of the voting common or capital stock is owned directly or indirectly by the Corporation.

         2.2      "Award" means an Option granted under Article V.

         2.3 "Board" means the Board of Directors of the Corporation or, if one or more has been appointed, a Committee of the Board of Directors of the Corporation.



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         2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "Committee" means a Committee of not less than two members of the Board appointed by the Board to administer the Plan.

         2.6 "Corporation" means CENTENNIAL TECHNOLOGIES, INC. a Delaware corporation.

         2.7 "Non-Employee" means any person who is not a regular full-time or part-time employee of the Corporation or an Affiliated Corporation on or after January 1, 1994.

         2.8 "Non-Qualified Option" means any option to intended to qualify as an Incentive Stock Option.

         2.9 "Option" means a Non-Qualified Option granted by the Board under
Article V of this Plan in the form of a right to purchase Stock evidenced by an instrument containing such provisions as the Board may establish.

         2.10 "Participant" means a person who is to receive an award under the Plan.

         2.11     "Plan" means this 1994 Formula Stock Option Plan.

         2.12 "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

         2.13 "Restricted Period" means the period of time selected by the Committee during which an award may be forfeited by the person.

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         2.14 "Stock" means the Common Stock, $.01 par value, of the Corporation or any successor, including any adjustments in the event of changes in capital structure of the type described in Article XI.

                                   ARTICLE III
                           Administration of the Plan

         3.1 Administration by Board. This Plan may be administered by the Board of Directors or by a committee of the Board of Directors of the Corporation. If a committee administers this Plan, the Board may, from time to time, increase the size of the Committee or committees and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee or committees and thereafter directly administer the Plan. No member of the Board or a committee shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

         3.2 Powers. The Board of Directors and/or any committee appointed by the Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Corporation. This authority includes, but is not limited to:

         (a)      The power to grant Awards conditionally or unconditionally,

         (b) The power to prescribe the form or forms of any instruments evidencing Awards granted under this Plan,

         (c)      The power to interpret the Plan,

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         (d)      The power to delegate responsibility for Plan operation,
                  management and administration on such terms, consistent with the Plan, as the Board may establish,
         (e) The power to delegate to other persons the responsibility of performing ministerial acts in furtherance of the Plan's purpose, and
         (f) The power to engage the services of persons, companies, or organizations in furtherance of the Plan's purpose, including but not limited to, banks, insurance companies, brokerage firms and consultants.

                                   ARTICLE IV
                                   Eligibility

         4. Eligible Persons. All non-employee Directors are eligible to be granted Non-Qualified Option Awards under this Plan provided the person has not irrevocably elected to be ineligible to participate in the Plan.

                                    ARTICLE V
                               Stock Option Awards

         5.1 Number of Shares. Subject to the provisions of Article XI of this Plan, the aggregate number of shares of Stock for which Options may be granted under this Plan shall not exceed Thirty Five Thousand (35,000) shares. Options shall be granted under this Plan, without approval or discretion on the part of the Board, to non-employee Directors as follows: Effective June 1, 1995, on the first business day immediately following the Corporation's annual meeting of shareholders, the Corporation shall grant, to each of its non-employee Directors who has served as a

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Director of the Corporation for at least one full year, options to purchase a total of 1,000 shares of Stock. The options shall be granted to a non-employee Director only if the Director is a Director on the date of the grant and has attended, during the Corporation's fiscal year immediately preceding the grant, at least 75% of meetings of the Board of Directors and the Committees on which the Director has served. The exercise price of options granted to non-employee Directors shall be the fair market value of the shares of Stock on the date of the grant and said options shall vest completely and be exercisable one year from the date of the grant, subject to the Director's continued service as a Director on such date.

         Each non-employee Director who becomes a Director after January 1, 1994 will receive, on the later of (i) the date he or she becomes a Director or (ii) the effective date of this Plan, options to purchase a total of 15,000 shares of Stock. The exercise price of such options will be 85% of the fair market value of the shares of Stock on the date of the grant. Said options shall vest completely and be exercisable immediately on the date of the grant.

         The shares to be delivered upon exercise of Options under this Plan shall be made available, at the discretion of the Board, either from authorized but unissued shares or from previously issued and reacquired shares of Stock held by the Corporation as treasury shares, including shares purchased in the open market.

         Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer or repurchase rights as shall be determined by the Board of Directors.

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         5.2 Effect of Expiration, Termination or Surrender. If an Option under this Plan shall expire or terminate unexercised as to any shares covered thereby, or shall cease for any reason to be exercisable in whole or in part, or if the Corporation shall reacquire any unvested shares issued pursuant to Options under the Plan, such shares shall thereafter be available for the granting of other Options under this Plan.

         5.3 Term of Options. Each Option granted hereunder shall be for a term five (5) years from the date of granting thereof. Each Option shall be subject to earlier termination as provided in Sections 6.3 and 6.4.

         5.4 Fair Market Value. If, at the time an Option is granted under the Plan, the Corporation's Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Stock on the principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange; or (iii) the average of the bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including,

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without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

         5.5 Non-Transferability of Options. No Option granted under this Plan shall be transferable by the grantee otherwise than by will or the laws of descent and distribution, and such Option may be exercised during the grantee's lifetime only by the grantee.

         5.6 Foreign Nationals. Awards may be granted to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

                                   ARTICLE VI
                               Exercise of Option

         6.1 Exercise. Each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Board shall have the right to accelerate the date of exercise of any option.

         6.2 Notice of Exercise. A person electing to exercise an Option shall give written notice to the Corporation of such election and of the number of shares he or she has elected to purchase and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price can be paid partly or completely in shares of the Corporation's stock valued at Fair Market Value as defined in Section 5.4 hereof, or by any such other lawful consideration as the

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Board may determine. Until such person has been issued a certificate or certificates for the shares so purchased and has fully paid the purchase price for such shares, he or she shall possess no rights of a record holder with respect to any of such shares. If the Corporation elects to receive payment for such shares by means of a promissory note, such note, if issued to an officer, director or holder of 5% or more of the Corporation's outstanding Common Stock, shall provide for payment of interest at a rate no less than the interest rate then payable by the Corporation to its principal commercial lender, or if the Corporation has no loan outstanding to a commercial lender, then the interest rate payable shall equal the prevailing prime rate of interest then charged by commercial banks headquartered in Massachusetts (as determined by the Board of Directors in its reasonable discretion) plus two percent.

         6.3 Option Unaffected by Certain Changes. A Director's term shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Board shall not be considered an interruption of service under the Plan.

                  6.4 Death of Optionee. Should an optionee die while in possession of the legal right to exercise an Option or Options under this Plan, such persons as shall have acquired, by will or by the laws of descent and distribution, the right to exercise any Options therefore granted, may, unless otherwise provided by the Board

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in any instrument evidencing any Option, exercise such Options until the expiration of the original term of the Options, provided, further, that any such exercise shall be limited to the purchase rights that have accrued as of the date when the optionee ceased to be a Director whether by death or otherwise.

                                   ARTICLE VII
                          Reporting Person Limitations

         To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, and any successor provision, at least six months must elapse from the date of acquisition of an Option by a Reporting Person to the date of disposition of such Option (other than upon exercise) or its underlying Common Stock.

                                  ARTICLE VIII
                         Terms and Conditions of Options

         Options shall be evidenced by instruments (which need not be identical) in such forms as the Board may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Articles V and VI hereof and may contain such other provisions as the Board deems advisable that are not inconsistent with the Plan, including restrictions applicable to shares of Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Board may specify that such Non-Qualified Option shall be subject to such other termination and cancellation provisions as the Board may determine. The Board may from time to time confer authority and responsibility on one or more of its own members and/or

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one or more officers of the Corporation to execute and deliver such instruments.
The proper officers of the Corporation are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.
                                   ARTICLE IX
                                  Benefit Plans

         Awards under the Plan are not discretionary. Awards may not be used in determining the amount of compensation for any purpose under the benefit plans of the Corporation, or an Affiliated Corporation, except as the Board may from time to time expressly provide. Neither the Plan, an Option or any instrument evidencing an Option confers upon any Participant any right to continue as a Director of, or consultant or advisor to, the Corporation or an Affiliated Corporation. Except as specifically provided by the Board in any particular case, the loss of existing or potential profits granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Corporation to the Participant by contract or otherwise.

                                    ARTICLE X
                Amendment, Suspension or Termination of the Plan

         The Board may suspend the Plan or any part thereof at any time or may terminate the Plan in its entirety. Awards shall not be granted after Plan termination. The Plan may not be amended more than once every six months, unless such changes

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are necessary to comport with changes in the Code, the Employee Retirement
Income Security Act, or the rules thereunder. Subject to the foregoing, the Board may also amend the Plan from time to time, except that amendments that affect the following subjects must be approved by stockholders of the
Corporation:

         (a) Except as provided in Article XI relative to capital changes, the number of shares as to which Options may be granted pursuant to Article V;

         (b)      The maximum term of Options granted;

         (c)      The minimum price at which Options may be granted;

         (d)      The term of the Plan; and

         (e) The requirements as to eligibility for participation in the Plan.

        Awards granted prior to suspension or termination of the Plan may not be cancelled solely because of such suspension or termination, except with the consent of the grantee of the Award.

                                   ARTICLE XI
                          Changes in Capital Structure

         The instruments evidencing Options granted hereunder shall be subject to adjustment in the event of changes in the outstanding Stock of the Corporation by reason of stock dividends, Stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of an Award to the same extent as would affect an actual share of Stock issued and outstanding on the effective date of such change. Such adjustment to outstanding Options shall be made without change in the total price

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applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. In the event of any such change, the aggregate number and classes of shares for which Options may thereafter be granted under Section 5.1 of this Plan may be appropriately adjusted as determined by the Board so as to reflect such change.

                                   ARTICLE XII
                       Effective Date and Term of the Plan

         The Plan shall become effective on October 5, 1994. The Plan shall continue until such time as it may be terminated by action of the Board of the Committee; provided, however, that no Options may be granted under this Plan on or after the tenth anniversary of the effective date hereof.

                                  ARTICLE XIII
                              Application of Funds

         The proceeds received by the Corporation from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

                                   ARTICLE XIV
                             Governmental Regulation

         The Corporation's obligation to sell and deliver shares of Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

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                                   ARTICLE XV
                     Withholding of Additional Income Taxes

         Upon the exercise of a Non-Qualified Option the Corporation, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Board in its discretion may condition the exercise of an Option on the payment of such additional withholding taxes.

                                   ARTICLE XVI
                           Governing Law; Construction

         The validity and construction of the Plan and the instruments evidencing Options shall be governed by the internal laws of the Commonwealth of Massachusetts (without regard to the conflict of law principles thereof). In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

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                          Centennial Technologies, Inc.

                                 AMENDMENT NO. 1

                         1994 FORMULA STOCK OPTION PLAN


     The 1994 Formula Stock Option Plan, as amended (the "Plan"), is hereby amended as set forth below:

     1. Article V of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

                           "Subject to the provisions in Article XI of this
                  Plan, the aggregate number of shares of Stock for which options may be granted under the Plan shall not exceed 60,000 shares."

     2. Article 5.1 of the Plan is hereby amended by deleting the second paragraph thereof and substituting the following therefor:

                           "Each non-employee Director who becomes a Director
                  after January 1, 1994 will receive, on the later of (i) the date he or she becomes a Director or (ii) the effective date of this Plan, options to purchase a total of 5,000 shares of Stock. The exercise price of such options will be 85% of the fair market value of the shares of Stock on the date of the grant. Said options shall vest completely and be exercisable immediately on the date of the grant."

     3. In all other respects, the Plan shall remain in full force and effect.

                                                 Adopted by the
                                                 Board of Directors
                                                 on June 30, 1995


Approved by shareholders
August 9, 1995



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                          Centennial Technologies, Inc.

                                 AMENDMENT NO. 2

                         1994 FORMULA STOCK OPTION PLAN


     The 1994 Formula Stock Option Plan, as amended (the "Plan"), is hereby amended as set forth below:

     1. Article V of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

               "Subject to the provisions in Article XI of this Plan, the aggregate number of shares of Stock for which options may be granted under the Plan shall not exceed 90,000 shares."

     2. The second sentence of Article 5.1 of the Plan is hereby amended by deleting the number "1,000" set forth therein and inserting in lieu thereof the number "1,500."

     3. In all other respects, the Plan shall remain in full force and effect.

                                         Effective August 30, 1995 by virtue
                                         of a 3:2 Stock Split, in the form
                                         of a dividend, approved by the
                                         Board of Directors on June 30, 1995




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                          Centennial Technologies, Inc.

                                 AMENDMENT NO. 3

                         1994 FORMULA STOCK OPTION PLAN


     The 1994 Formula Stock Option Plan, as amended (the "Plan"), is hereby amended as set forth below:

     1. Article V of the Plan is hereby amended by deleting the second paragraph thereof and substituting the following therefor:

                    "The exercise price of such options will be the fair market value of the shares of Stock on the date of the grant. Said options shall vest completely and be exercisable immediately on the date of the grant."

     2. In all other respects, the Plan shall remain in full force and effect.

                                                    Adopted by the
                                                    Board of Directors
                                                    on September 26, 1996


Approved by shareholders
November 6, 1996



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                          Centennial Technologies, Inc.

                                 AMENDMENT NO. 4

                         1994 FORMULA STOCK OPTION PLAN


     The 1994 Formula Stock Option Plan, as amended (the "Plan"), is hereby amended as set forth below:

     1. Article V of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

          "Subject to the provisions in Article XI of this Plan, the aggregate number of shares of Stock for which options may be granted under the Plan shall not exceed 180,000 shares."

     2. The second sentence of Article 5.1 of the Plan is hereby amended by deleting the number "1,500" set forth therein and inserting in lieu thereof the number "3,000."

     3. The second paragraph of Article 5.1 of the Plan is hereby amended by deleting the number "7,500" set forth therein and inserting in lieu thereof the number "15,000."

     4. In all other respects, the Plan shall remain in full force and effect.

                                      Effective November 25, 1996 by virtue
                                      of a 2:1 stock split, in the form
                                      of a dividend, Approved by the
                                      Board of Directors
                                      on November 6, 1996




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                          Centennial Technologies, Inc.

                                 AMENDMENT NO. 5

                         1994 FORMULA STOCK OPTION PLAN


     The 1994 Formula Stock Option Plan, as amended (the "Plan"), is hereby amended as set forth below:

     1. Article V of the Plan is hereby amended by deleting the first sentence thereof and substituting the following therefor:

               "Subject to the provisions in Article XI of this Plan, the aggregate number of shares of Stock for which options may be granted under the Plan shall not exceed 300,000 shares."

     2. In all other respects, the Plan shall remain in full force and effect.

                                             Adopted by the
                                             Board of Directors
                                             on October 23, 1997


Approved by shareholders
September 9, 1998